UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2007
EDDIE BAUER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-51676	42-1672352
(Commission File Number)	(IRS Employer Identification No.)
15010 NE 36TH STREET
REDMOND, WA 98052
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 755-6544
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 2, 2007, Eddie Bauer Holdings, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that with respect to its proposed sale to Eddie B Holding Corp., a company owned by affiliates of Sun Capital Partners, Inc. and Golden Gate Capital, the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired without a request for additional information from the U.S. Federal Trade Commission.
Item 9.01 — Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated January 2, 2007

SIGNATURES
     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EDDIE BAUER HOLDINGS, INC. (Registrant)
Dated: January 2, 2007	By:	/s/ Shelley Milano
Shelley Milano
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 2, 2007